Exhibit A

to

Annual Report Concerning Foreign Utility Companies

on

Form U-33-S for the Fiscal Year ended
December 31, 2003

Filed by

SEMPRA ENERGY

The following organizational chart shows the relationship of Sempra Energy and its system public-utility companies to each foreign utility company:

ORGANIZATIONAL CHART
OF SEMPRA ENERGY UTILITIY COMPANIES
(As of December 31, 2003)

SEMPRA Energy
Enova Corporation
San Diego Gas & Electric Company*
Frontier Utilities of North Carolina, Inc.
Frontier Energy, LLC*
Pacific Enterprises
Southern California Gas Company*
Penobscot Natural Gas Company, Inc.
Bangor Gas Company LLC*
Sempra Energy Global Enterprises
Sempra Energy International
DGN de La Laguna-Durango, S. de R.L. de C.V. (0.31%)*
Pacific Enterprises International
Enova International
Sempra Energy Mexico, S.A. de C.V. (99.999%)
DGN de Chihuahua, S. de R.L. de C.V. (69.11%)*
DGN de La Laguna-Durango, S. de R.L. de C.V. (99.69%)*
Distribuidora de Gas Natural de Mexicali, S. de R.L. de C.V. (78.52%)*
Sempra Energy International (España) S.L.
Energy Business International S.R.L. (0.001%)
Luz del Sur S.A.A. (3.83%) *
Ontario Quinta, S.R.L. (0.00003%)
Luz del Sur S.A.A. (61.16%)*
Sempra Energy International Holdings B.V.
Sempra Energy International Canada Ltd.
Pacific Enterprises International Canada Ltd.
DGN de Chihuahua, S. de R.L. de C.V. (30.89%)*
Distribuidora de Gas Natural de Mexicali, S. de R.L. de C.V. (21.48%)*
Sempra Energy International Asociación en Participación (25%)
Chilquinta Energía S.A. (49.993%)*
Inversiones Sempra Chile Holdco Ltda.. (99.9999%)
Tecnored, Ltda. (50%)
Energy Business International S.R.L. (0.01%)
Luz del Sur S.A.A. (3.83%)*
Peruvian Opportunity Company S.A.C. (50%)
Energy Business International S.R.L. (99.966%)
Luz del Sur S.A.A. (3.83%) *
Luz del Sur S.A.A. (22.89%)*
Ontario Quinta S.R.L. (99.9952%)
Luz del Sur S.A.A. (61.16%)*
Sempra Energy International Chile Holdings I B.V (99.892%)
Sempra Energy (Denmark-1) ApS (100%)
Sodigas Pampeana S.A. (43.09%)
Camuzzi Gas Pampeana S.A. (86.09%) *
Sodigas Sur S.A. (43.09%)
Camuzzi Gas del Sur S.A. (90%) *
Sempra Energy International Asociación en Participación (75%)
Chilquinta Energía S.A. (49.993%)*
Inversiones Sempra Chile Holdco Ltda.. (99.9999%)
Tecnored, Ltda. (50%)
Energy Business International S.R.L. (0.01%)
Luz del Sur S.A.A. (3.83%)*
Peruvian Opportunity Company S.A.C. (50%)
Energy Business International S.R.L. (99.966%)
Luz del Sur S.A.A. (3.83%) *
Luz del Sur S.A.A. (22.89%)*
Ontario Quinta S.R.L. (99.9952%)
Luz del Sur S.A.A. (61.16%)*

* The utility companies are noted with an asterisk.